UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08426

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  June 30, 2006

Date of reporting period:  June 30, 2006


ITEM 1.        REPORTS TO STOCKHOLDERS.



AllianceBernstein International Growth Fund


Annual Report

June 30, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

August 16, 2006

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein International Growth Fund (the "Fund") for the annual reporting period ended June 30, 2006.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital. The Fund invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Fund's investments include companies that are established as a result of privatizations of state enterprises. The Fund invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), other than the United States.

Investment Results

The table on page 4 provides the performance results for the Fund and its benchmarks, the Morgan Stanley Capital International (MSCI) All Country (AC) World (ex-U.S.) Index and the MSCI World (ex-U.S.) Index, for the six- and 12-month periods ended June 30, 2006.

Over the 12-month period ended June 30, 2006, the Fund moderately underperformed its benchmarks. Although asset allocation proved a positive contributor to the Fund's relative return, stock selection results disappointed. Looking first at stock selection, stock holdings in Europe and the East Europe Middle East and African (EMEA) regions were the main detractors to the Fund's relative performance. Several European fixed-line telecommunication companies held by the Fund were of particular disappointment, as these companies witnessed increased competition and a deterioration in their earnings prospects. Positive stock selection results in Asia and Japan acted to partially offset the negative contribution stock selection made to the relative return. Looking at asset allocation, the Fund's relative overweight position in emerging market equities had a positive impact on the Fund's relative return, however a relative underweight position in Japanese stocks did detract from the period's overall investment result.

Over the six-month period ended June 30, 2006, the Fund underperformed its benchmarks principally due to disappointing returns from stock selection in Europe and the EMEA regions. Although the Fund's underweight position in Japanese equities positively impacted its overall investment result, the underweight position in European equities made a negative contribution to returns.

Market Review and Investment Strategy

During the 12-month reporting period, international equity markets performed strongly on the back of impressive corporate profit growth and robust global economic growth. The Japanese equity market posted particularly strong relative performance as clear signs of a Japanese economic recovery became evident. Europe also witnessed solid investment returns based on an improved economic environment and rising corporate profitability.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 1

The emerging markets continued to maintain their leadership relative to the developed markets, however developed market equities began to post superior relative returns towards the latter part of the reporting period. The strength in commodity prices, along with generally sound macroeconomic policy, provided a backdrop in which the Latin American regional market proved the strongest performer amongst the emerging market group. Countries within the Asian region posted solid returns, but they continued to lag their peers.

At the sector level, several sectors performed relatively strongly. These sectors included the basic industry sector, given the very strong commodity environment; the capital goods sector, following positive order flows which were underpinned by the robust global economy; and the financials sector, based on solid loan growth and credit quality. Sectors that lagged included both the consumer services and staples sectors, as well as the technology sector.

Concern regarding the impact of persistently high energy prices and surging commodity prices on both the global economy and on corporate earnings remained a key point of investor interest. Global inflationary pressure moderately picked up over the reporting period. While certainly a concern for investors, it became apparent that central banks around the world were interested in fighting the threat of inflation. As a result, they acted in a more or less coordinated manner and progressively tightened monetary policy. As global interest rates were hiked, fears that global economic activity could be negatively impacted grew, prompting a rise in aversion to riskier assets. The latter part of the reporting period was characterized by a sell off in the higher-risk areas of the international equity markets.

During the reporting period, the Fund's overall investment strategy remained intact. The Fund's investments remained focused on companies in which the Fund's International Growth Fund Management Team (the "team") had a positive research view. Towards the latter part of the review period, the team reduced the Fund's high relative exposure to emerging markets. Overall, the Fund continued to be well diversified throughout the international equity markets, with representation in both developed and emerging markets and in a wide array of economic sectors.

--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) All Country
(AC) World (ex-U.S.) Index nor the unmanaged MSCIWorld (ex-U.S.) Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The MSCI World (ex-U.S.) Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance in 22 developed market countries, excluding the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI World (ex-U.S.) Index and the MSCI AC World (ex-U.S.) Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment (the dividend is reinvested after deduction of withholding tax, applying the highest rate applicable to non-resident individuals (Luxembourg holding companies) who do not benefit from double taxation treaties).

A Word About Risk

Substantially all of the Fund's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 3

HISTORICAL PERFORMANCE
(continued from previous page)

                                                              Returns
THE FUND VS. ITS BENCHMARK                            -------------------------
PERIODS ENDED JUNE 30, 2006                            6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein International Growth Fund
   Class A                                               6.75%        25.11%
-------------------------------------------------------------------------------
   Class B                                               6.32%        24.18%
-------------------------------------------------------------------------------
   Class C                                               6.38%        24.34%
-------------------------------------------------------------------------------
   Advisor Class*                                        6.95%        25.57%
-------------------------------------------------------------------------------
   Class R*                                              6.56%        24.83%
-------------------------------------------------------------------------------
   Class K*                                              6.74%        25.18%
-------------------------------------------------------------------------------
   Class I*                                              6.99%        25.61%
-------------------------------------------------------------------------------
MSCI All Country (AC) World (ex-U.S.) Index              9.68%        27.90%
-------------------------------------------------------------------------------
MSCI World (ex-U.S.) Index                              10.06%        26.89%
-------------------------------------------------------------------------------

* Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


GROWTH OF A $10,000 INVESTMENT IN THE FUND
6/30/96 - 6/30/06

AllianceBernstein International Growth Fund: $25,780

MSCI World (ex-U.S.) Index: $19,227


[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]


                         AllianceBernstein
                           International                         MSCI World
                            Growth Fund                       (ex-U.S.) Index
-------------------------------------------------------------------------------
6/30/96                      $  9,575                             $ 10,000
6/30/97                      $ 11,984                             $ 11,353
6/30/98                      $ 13,076                             $ 12,067
6/30/99                      $ 14,365                             $ 12,956
6/30/00                      $ 17,850                             $ 15,391
6/30/01                      $ 13,064                             $ 11,722
6/30/02                      $ 12,214                             $ 10,618
6/30/03                      $ 12,497                             $ 10,025
6/30/04                      $ 16,693                             $ 13,228
6/30/05                      $ 20,605                             $ 15,153
6/30/06                      $ 25,780                             $ 19,227

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein International Growth Fund Class A shares (from 6/30/96 to 6/30/06) as compared to the performance of the MSCIWorld (ex-U.S.) Index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

--------------------------------------------------------------------------------
4 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

HISTORICAL PERFORMANCE
(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JUNE 30, 2006
--------------------------------------------------------------

                            NAV Returns         SEC Returns
Class A Shares
1 Year                         25.11%              19.79%
5 Year                         14.56%              13.57%
10 Year                        10.41%               9.93%

Class B Shares
1 Year                         24.18%              20.18%
5 Year                         13.68%              13.68%
10 Year(a)                      9.75%               9.75%

Class C Shares
1 Year                         24.34%              23.34%
5 Year                         13.71%              13.71%
10 Year                         9.60%               9.60%

Advisor Class Shares+
1 Year                         25.57%              25.57%
5 Year                         14.93%              14.93%
Since Inception*               11.02%              11.02%

Class R Shares+
1 Year                         24.83%              24.83%
Since Inception*               15.85%              15.85%

Class K Shares+
1 Year                         25.18%              25.18%
Since Inception*               16.16%              16.16%

Class I Shares+
1 Year                         25.61%              25.61%
Since Inception*               16.52%              16.52%

(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares, 3/1/05 for Class R, Class K and Class I shares.

+     These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 5

HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2006)
---------------------------------------------------------------
                                                   SEC Returns
Class A Shares
1 Year                                                19.79%
5 Year                                                13.57%
10 Year                                                9.93%

Class B Shares
1 Year                                                20.18%
5 Year                                                13.68%
10 Year(a)                                             9.75%

Class C Shares
1 Year                                                23.34%
5 Year                                                13.71%
10 Year                                                9.60%

Advisor Class Shares+
1 Year                                                25.57%
5 Year                                                14.93%
Since Inception*                                      11.02%

Class R Shares+
1 Year                                                24.83%
Since Inception*                                      15.85%

Class K Shares+
1 Year                                                25.18%
Since Inception*                                      16.16%

Class I Shares+
1 Year                                                25.61%
Since Inception*                                      16.52%

(a) Assumes conversion of Class B shares into Class A shares after eight years.

* Inception dates: 10/1/96 for Advisor Class shares, 3/1/05 for Class R, Class K and Class I shares.

+     Please note that these share classes are for investors purchasing shares through institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.

See Historical Performance disclosures on page 3.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                           Beginning                         Ending
                         Account Value                   Account Value                   Expenses Paid
                       January 1, 2006                   June 30, 2006                   During Period*
               -------------------------------   -------------------------------   ---------------------------
                  Actual        Hypothetical       Actual        Hypothetical**      Actual      Hypothetical
               -----------   -----------------   -----------   -----------------   -----------   -------------
Class A           $1,000          $1,000         $1,067.47         $1,017.85        $ 7.18          $ 7.00
--------------------------------------------------------------------------------------------------------------
Class B           $1,000          $1,000         $1,063.18         $1,014.23        $10.90          $10.64
--------------------------------------------------------------------------------------------------------------
Class C           $1,000          $1,000         $1,063.82         $1,014.33        $10.80          $10.54
--------------------------------------------------------------------------------------------------------------
Advisor
Class             $1,000          $1,000         $1,069.50         $1,019.29        $ 5.70          $ 5.56
--------------------------------------------------------------------------------------------------------------
Class R           $1,000          $1,000         $1,065.58         $1,016.51        $ 8.55          $ 8.35
--------------------------------------------------------------------------------------------------------------
Class K           $1,000          $1,000         $1,067.38         $1,017.80        $ 7.23          $ 7.05
--------------------------------------------------------------------------------------------------------------
Class I           $1,000          $1,000         $1,069.94         $1,019.39        $ 5.59          $ 5.46
--------------------------------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.40%, 2.13%, 2.11%, 1.11%, 1.67%, 1.41% and 1.09%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**   Assumes 5% return before expenses.

--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 7

PORTFOLIO SUMMARY
June 30, 2006

PORTFOLIO STATISTICS
Net Assets ($mil): $1,390.4

SECTOR BREAKDOWN*
   26.7%   Finance
   13.3%   Consumer Services
    8.9%   Energy
    8.6%   Technology
    7.8%   Consumer Staples                           [PIE CHART OMITTED]
    7.1%   Health Care
    6.2%   Consumer Manufacturing
    5.8%   Utilities
    3.5%   Basic Industry
    3.0%   Transportation
    2.6%   Capital Goods
    1.7%   Aerospace & Defense
    0.4%   Multi-Industry

    4.4%   Short-Term


COUNTRY BREAKDOWN*
   16.1%   Japan
   12.1%   United Kingdom
   11.4%   France
    7.8%   Switzerland                                [PIE CHART OMITTED]
    4.6%   Brazil
    4.1%   Germany
    3.3%   China
    3.2%   Spain
    3.1%   Italy
    2.9%   South Africa
    2.9%   Netherlands
    2.5%   Ireland
    2.3%   South Korea
   19.3%   Other

    4.4%   Short-Term

* All data are as of June 30, 2006. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings represent less than 2.3% weightings in the following countries: Australia, Austria, Chile, Egypt, Greece, Hong Kong, Hungary, India, Israel, Luxembourg, Malaysia, Mexico, Norway, Poland, Russia, Singapore, Taiwan, Thailand, Turkey and Trinidad & Tobago.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund's prospectus.


--------------------------------------------------------------------------------
8 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

TEN LARGEST HOLDINGS*
June 30, 2006

                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
-------------------------------------------------------------------------------
Nomura Holdings, Inc.                            $ 39,756,394           2.9%
-------------------------------------------------------------------------------
Mitsubishi UFJ Financial Group, Inc.               32,227,239           2.3
-------------------------------------------------------------------------------
Toyota Motor Corp.                                 28,729,677           2.1
-------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA                27,968,116           2.0
-------------------------------------------------------------------------------
ING Groep NV                                       27,900,657           2.0
-------------------------------------------------------------------------------
HSBC Holdings Plc.                                 26,977,763           1.9
-------------------------------------------------------------------------------
Nestle, SA                                         25,722,292           1.9
-------------------------------------------------------------------------------
Credit Suisse Group                                25,250,935           1.8
-------------------------------------------------------------------------------
Greek Organisation of Football
   Prognostics, SA                                 24,483,904           1.8
-------------------------------------------------------------------------------
SAP AG                                             24,239,362           1.7
-------------------------------------------------------------------------------
                                                 $283,256,339          20.4%


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 9

PORTFOLIO OF INVESTMENTS
June 30, 2006

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

COMMON & PREFERRED STOCKS-93.7%

Finance-26.2%
Banking - Money Center-12.5%
Banco Bilbao Vizcaya Argentaria, SA                 1,359,178    $   27,968,116
Banco Santander Chile, SA (ADR)                        84,100         3,392,594
Bank Hapoalim, Ltd.                                 1,440,300         6,296,296
BNP Paribas, SA                                       198,257        18,958,169
Commerzbank AG                                        424,724        15,378,944
Credit Suisse Group                                   452,590        25,250,935
HSBC Holdings Plc.                                  1,533,251        26,977,763
ICICI Bank, Ltd.                                      160,569         1,701,576
ICICI Bank, Ltd. (ADR)                                 71,800         1,698,070
Kookmin Bank                                          173,051        14,258,033
Mitsubishi UFJ Financial Group, Inc.                    2,299        32,227,239
                                                                 --------------
                                                                    174,107,735

Banking - Regional-3.9%
Allied Irish Banks Plc.                               622,730        14,966,367
China Construction Bank Cl. H(a)                   38,354,000        17,514,942
Macquarie Bank, Ltd.                                  228,410        11,692,003
Turkiye Is Bankasi Series C                         2,055,138         9,974,529
                                                                 --------------
                                                                     54,147,841

Brokerage & Money Management-2.9%
Nomura Holdings, Inc.                               2,116,900        39,756,394

Insurance-4.0%
ING Groep NV                                          710,709        27,900,657
Prudential Plc.                                     1,501,848        16,982,684
Swiss Re                                              160,870        11,223,780
                                                                 --------------
                                                                     56,107,121

Real Estate-0.3%
Urbi, Desarollos Urbanos, SA de CV(b)               1,799,400         4,172,752

Miscellaneous-2.6%
FirstRand, Ltd.                                     5,261,853        12,324,478
Investimentos Itau, SA(b)                              18,472            74,284
Investimentos Itau, SA pfd(b)                       4,671,998        18,809,651
ORIX Corp.                                             18,240         4,450,776
                                                                 --------------
                                                                     35,659,189
                                                                 --------------
                                                                    363,951,032

Consumer Services-13.1%
Advertising-0.8%
WPP Group Plc.                                        915,228        11,063,309

Airlines-0.5%
B.W.I.A. International Airways, Ltd.(b)(c)          2,727,272                 3
easyJet Plc.(b)                                       998,508         7,133,171
                                                                 --------------
                                                                      7,133,174


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Broadcasting & Cable-2.1%
Grupo Televisa, SA (ADR)                              285,500    $    5,513,005
SES Global                                            522,858         7,443,182
Societe Television Francaise 1                        513,109        16,717,465
                                                                 --------------
                                                                     29,673,652

Cellular Communications-2.8%
America Movil, SA de CV Series L (ADR)                527,718        17,551,901
Bharti Airtel, Ltd.(b)                                761,902         6,134,218
Orascom Telecom Holding, SAE (GDR)(a)                 197,114         8,042,251
Turkcell Iletisim Hizmetleri, AS                    1,557,307         7,213,602
                                                                 --------------
                                                                     38,941,972

Entertainment & Leisure-1.8%
Greek Organisation of Football Prognostics, SA        673,710        24,483,904

Printing & Publishing-0.7%
Naspers, Ltd. Cl. N                                   542,957         9,228,558

Restaurants & Lodging-1.3%
Accor, SA                                             300,535        18,283,222

Retail - General Merchandise-0.9%
Next Plc.                                             417,243        12,574,207

Miscellaneous-2.2%
Capita Group Plc.                                     875,193         7,461,827
First Choice Holidays Plc.                          2,468,590        10,425,813
Li & Fung, Ltd.                                     5,022,000        10,178,307
Michael Page International Plc.                       319,865         2,071,236
                                                                 --------------
                                                                     30,137,183
                                                                 --------------
                                                                    181,519,181

Energy-8.8%
International-7.8%
China Petroleum and Chemical Corp. (Sinopec)
   Cl. H                                           24,852,000        14,249,508
ENI SpA                                               760,386        22,334,818
Lukoil (ADR)                                          107,233         9,030,413
Norsk Hydro ASA                                       806,081        21,379,036
Petroleo Brasileiro, SA (ADR)(b)                      236,900        18,914,096
Total, SA                                             345,707        22,710,099
                                                                 --------------
                                                                    108,617,970

Oil Service-1.0%
Polski Koncern Naftowy Orlen, SA                      276,960         4,628,295
PTT Public Co., Ltd.                                1,470,100         8,715,703
                                                                 --------------
                                                                     13,343,998
                                                                 --------------
                                                                    121,961,968

Technology-8.4%
Communication Equipment-0.7%
OAO Vimpel-Commmunications (ADR)(b)                   221,000        10,126,220


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 11

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Communication Services-0.3%
Comstar United Telesystems (GDR)(a)                   672,232    $    3,898,946

Computer Hardware/Storage-0.6%
NEC Corp.                                           1,416,000         7,552,211

Computer Services-0.3%
Indra Sistemas, SA                                    236,605         4,642,248

Electronic Components-0.6%
LG Philips LCD Co., Ltd. (ADR)(b)                     458,800         8,313,456

Internet Infrastructure-1.5%
Fastweb(b)                                            461,012        20,018,220

Semiconductor Capital Equipment-0.8%
ASML Holding NV(b)                                    560,660        11,336,898

Semiconductor Components-1.3%
Advanced Semiconductor Engineering, Inc.            4,974,945         4,924,208
Taiwan Semiconductor Manufacturing Co., Ltd.        3,541,255         6,435,377
Taiwan Semiconductor Manufacturing Co., Ltd.
   (ADR)                                              779,948         7,159,923
                                                                 --------------
                                                                     18,519,508

Software-1.7%
SAP AG                                                115,361        24,239,362

Miscellaneous-0.6%
Hoya Corp.                                            223,300         7,949,502
                                                                 --------------
                                                                    116,596,571

Consumer Staples-7.6%
Beverages-2.3%
Fomento Economico Mexicano, SA de CV
   (ADR)                                               47,800         4,001,816
Pernod Ricard, SA                                      94,952        18,806,217
SABMiller Plc.                                        543,395         9,782,377
                                                                 --------------
                                                                     32,590,410

Food-1.9%
Nestle, SA(a)                                          82,046        25,722,292

Retail - Food & Drug-0.5%
Tesco Plc.                                          1,226,935         7,573,869

Tobacco-2.9%
Altadis, SA                                           157,095         7,417,961
British American Tobacco Plc.                         542,456        13,657,438
Japan Tobacco, Inc.                                     5,121        18,701,839
                                                                 --------------
                                                                     39,777,238
                                                                 --------------
                                                                    105,663,809


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Health Care-7.0%
Drugs-6.7%
Chugai Pharmaceutical Co., Ltd.                       692,800    $   14,146,285
CSL, Ltd.                                             418,232        16,678,635
Gedeon Richter Rt.                                     28,931         5,317,436
Novartis AG                                           322,801        17,420,428
Roche Holding AG                                       94,853        15,651,936
Sanofi-Aventis                                        191,756        18,682,880
Teva Pharmaceutical Industries, Ltd. (ADR)            174,500         5,512,455
                                                                 --------------
                                                                     93,410,055

Medical Services-0.3%
Rhoen-Klinikum AG                                      83,192         3,703,273
                                                                 --------------
                                                                     97,113,328

Consumer Manufacturing-6.0%
Auto & Related-2.9%
Honda Motor Co., Ltd.                                 256,400         8,144,326
Tata Motors, Ltd.                                     215,387         3,723,849
Toyota Motor Corp.                                    549,700        28,729,677
                                                                 --------------
                                                                     40,597,852

Building & Related-2.9%
CRH Plc.                                              572,146        18,641,446
Vinci, SA                                             218,875        22,507,978
                                                                 --------------
                                                                     41,149,424

Miscellaneous-0.2%
Mechel OAO (ADR)                                      104,600         2,341,994
                                                                 --------------
                                                                     84,089,270

Utilities-5.7%
Electric & Gas Utility-3.1%
CPFL Energia, SA (ADR)                                112,700         4,119,185
Gaz de France                                         266,536         8,936,792
National Grid Plc.                                  1,377,364        14,882,501
Red Electrica de Espana                               121,567         4,195,283
Scottish Power Plc.                                   994,748        10,715,569
                                                                 --------------
                                                                     42,849,330

Telephone Utility-2.6%
Egyptian Co. for Mobile Services                       90,520         2,029,032
MTN Group, Ltd.                                       629,372         4,628,772
Nippon Telegraph & Telephone Corp.                      1,660         8,105,086
Singapore Telecommunications, Ltd.                  3,136,000         5,036,897
Telekom Austria AG                                    592,542        13,192,530
Telekom Malaysia Berhad                             1,365,900         3,364,103
                                                                 --------------
                                                                     36,356,420
                                                                 --------------
                                                                     79,205,750

Basic Industry-3.4%
Chemicals-0.0%
Arkema(b)                                               7,713           300,991


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 13

Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------

Gold-0.6%
Gold Fields, Ltd.                                     350,341    $    7,952,467

Mining & Metals-2.8%
China Shenhua Energy Co., Ltd. Cl. H                7,394,000        13,719,310
Companhia Vale do Rio Doce (ADR)                      343,200         8,250,528
Companhia Vale do Rio Doce
   (Sponsored ADR)(b)                                 400,600         8,244,348
POSCO                                                  34,311         9,213,795
                                                                 --------------
                                                                     39,427,981
                                                                 --------------
                                                                     47,681,439

Transportation-3.0%
Railroad-2.1%
All America Latina Logistica (GDR)(a)                  61,200         4,153,993
Central Japan Railway Co.                               1,796        17,893,296
East Japan Railway Co.                                    973         7,233,852
                                                                 --------------
                                                                     29,281,141

Miscellaneous-0.9%
Fraport AG                                            166,758        11,901,534
                                                                 --------------
                                                                     41,182,675

Capital Goods-2.5%
Electrical Equipment-0.6%
Yamada Denki Co., Ltd.                                 83,100         8,466,667

Engineering & Construction-1.3%
ABB, Ltd.                                             884,170        11,480,071
Obayashi Corp.                                        902,000         6,203,048
                                                                 --------------
                                                                     17,683,119

Miscellaneous-0.6%
Nitto Denko Corp.                                     131,000         9,333,047
                                                                 --------------
                                                                     35,482,833

Aerospace & Defense-1.6%
Aerospace-1.6%
BAE Systems Plc.                                    1,998,188        13,650,620
European Aeronautic Defence & Space Co.               313,672         9,011,001
                                                                 --------------
                                                                     22,661,621

Multi-Industry-0.4%
Multi-Industry-0.4%
Barloworld, Ltd.                                      312,880         5,273,612

Total Common & Preferred Stocks
   (cost $1,165,256,020)                                          1,302,383,089


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------------

SHORT-TERM INVESTMENT-4.3%
Time Deposit-4.3%
Bank Natle De Paris
   5.32%, 7/03/06
   (cost $59,800,000)                                 $59,800    $   59,800,000

Total Investments-98.0%
   (cost $1,225,056,020)                                          1,362,183,089
Other assets less liabilities-2.0%                                   28,169,213
                                                                 --------------

Net Assets-100%                                                  $1,390,352,302
                                                                 ==============

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2006, the aggregate market value of these securities amounted to $59,332,424 or 4.3% of net assets.

(b)   Non-income producing security.

(c)   Illiquid security, valued at fair value (see Note A).

      Glossary of Terms:

      ADR  -  American Depositary Receipt.
      GDR  -  Global Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 15

STATEMENT OF ASSETS & LIABILITIES
June 30, 2006

Assets
Investments in securities, at value (cost $1,225,056,020)        $1,362,183,089
Cash                                                                     87,745
Foreign cash, at value (cost $13,620,435)                            13,526,877
Receivable for capital stock sold                                    18,227,750
Dividends and interest receivable                                     3,306,397
Receivable for investment securities sold and
   foreign currency contracts                                           109,218
                                                                 --------------
Total assets                                                      1,397,441,076
                                                                 --------------
Liabilities
Payable for capital stock redeemed                                    2,844,613
Payable for investment securities purchased                           2,146,076
Advisory fee payable                                                    807,103
Distribution fee payable                                                476,754
Transfer Agent fee payable                                              135,808
Payable for India capital gains tax                                      63,148
Accrued expenses                                                        615,272
                                                                 --------------
Total liabilities                                                     7,088,774
                                                                 --------------
Net Assets                                                       $1,390,352,302
                                                                 ==============
Composition of Net Assets
Capital stock, at par                                            $       83,596
Additional paid-in capital                                        1,192,386,111
Undistributed net investment income                                   8,447,521
Accumulated net realized gain on investment and
   foreign currency transactions                                     52,491,856
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities              136,943,218
                                                                 --------------
                                                                 $1,390,352,302
                                                                 ==============

Net Asset Value Per Share-21 billion shares of capital stock authorized, $.001 par value

                                       Shares             Net Asset
Class           Net Assets          Outstanding             Value
==========================================================================
A              $952,035,932         56,230,462             $ 16.93*
--------------------------------------------------------------------------
B              $109,705,761          7,010,103             $ 15.65
--------------------------------------------------------------------------
C              $210,146,525         13,412,898             $ 15.67
--------------------------------------------------------------------------
Advisor        $108,237,182          6,338,736             $ 17.08
--------------------------------------------------------------------------
R              $  6,969,434            412,286             $ 16.90
--------------------------------------------------------------------------
K              $    760,076             44,854             $ 16.95
--------------------------------------------------------------------------
I              $  2,497,392            147,112             $ 16.98
--------------------------------------------------------------------------

* The maximum offering price per share for Class A shares was $17.68 which reflects a sales charge of 4.25%.

    See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended June 30, 2006

Investment Income
Dividends (net of foreign taxes withheld
   of $2,209,948)                              $ 20,102,595
Interest                                          2,174,158     $ 22,276,753
                                               ------------
Expenses
Advisory fee                                      6,148,698
Distribution fee -- Class A                       1,768,877
Distribution fee -- Class B                         885,476
Distribution fee -- Class C                         966,776
Distribution fee -- Class R                          10,769
Distribution fee -- Class K                             705
Transfer agency -- Class A                          963,629
Transfer agency -- Class B                          181,345
Transfer agency -- Class C                          168,186
Transfer agency -- Advisor Class                     72,872
Transfer agency -- Class R                            4,407
Transfer agency -- Class K                              573
Transfer agency -- Class I                              811
Custodian                                           901,286
Printing                                            295,076
Registration                                        215,877
Legal                                               133,650
Administrative                                       83,666
Audit                                                76,640
Directors' fees                                      28,571
Miscellaneous                                        45,597
                                               ------------
Total expenses                                   12,953,487
Less: expense offset arrangement
   (see Note B)                                     (26,491)
                                               ------------
Net expenses                                                      12,926,996
                                                                ------------
Net investment income                                              9,349,757
                                                                ------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions                                        61,758,490(a)
   Foreign currency transactions                                    (660,280)
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                    45,773,953
   Foreign currency denominated assets
      and liabilities                                               (149,693)
                                                                ------------
Net gain on investment and foreign currency
   transactions                                                  106,722,470
                                                                ------------
Net Increase in Net Assets from
   Operations                                                   $116,072,227
                                                                ============

(a)   Net of foreign capital gain taxes of $57,157.

      See notes to financial statements.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 17

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended       Year Ended
                                                  June 30,         June 30,
                                                    2006             2005
                                               ==============   ==============
Increase (Decrease) in Net Assets from
Operations
Net investment income                          $    9,349,757   $    3,313,731
Net realized gain on investment and
   foreign currency transactions                   61,098,210       26,315,172
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities              45,624,260       35,650,144
                                               --------------   --------------
Net increase in net assets from operations        116,072,227       65,279,047

Dividends and Distributions to
Shareholders from
Net investment income
   Class A                                         (2,646,195)        (710,916)
   Class B                                            (59,506)              -0-
   Class C                                            (41,448)              -0-
   Advisor Class                                     (204,829)         (19,817)
   Class R                                             (4,496)              -0-
   Class K                                                (67)              -0-
   Class I                                                (91)              -0-
Net realized gain on investment and
   foreign currency transactions
   Class A                                         (3,489,438)              -0-
   Class B                                           (649,198)              -0-
   Class C                                           (452,161)              -0-
   Advisor Class                                     (198,221)              -0-
   Class R                                             (6,499)              -0-
   Class K                                                (86)              -0-
   Class I                                                (85)              -0-

Capital Stock Transactions
Net increase                                      866,955,725       71,848,409
                                               --------------   --------------
Total increase                                    975,275,632      136,396,723

Net Assets
Beginning of period                               415,076,670      278,679,947
                                               --------------   --------------
End of period (including undistributed
   net investment income of
   $8,447,521 and $2,417,986,
   respectively)                               $1,390,352,302   $  415,076,670
                                               ==============   ==============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2006


NOTE A
Significant Accounting Policies

AllianceBernstein International Growth Fund, Inc. (the "Fund"), organized as a Maryland corporation on March 16, 1994, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ")


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 19 are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (prior to February 24, 2006 known as Alliance Capital Management, L.P.) (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 21

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of 1% of the Fund's average daily net assets. The fee is accrued daily and paid monthly. Effective May 16, 2005, the Adviser voluntarily agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the year ended June 30, 2006, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund paid $83,666 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2006.

The Fund compensates AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $620,309 for the year ended June 30, 2006.

For the year ended June 30, 2006, the Fund's expenses were reduced by $26,491 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (prior to February 24, 2006 known as AllianceBernstein Investment Research and Management, Inc.) (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $184,876 from the sale of Class A shares and received $16,090, $58,155 and $28,136 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2006.

Brokerage commissions paid on investment transactions for the year ended June 30, 2006, amounted to $2,420,282, none of which was paid to Sanford C.
Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTE C
Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Class I and Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $6,990,715, $2,751,262, $6,806 and $0 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2006, were as follows:

                                         Purchases             Sales
                                      ===============     ===============
Investment securities (excluding
   U.S. government securities)        $ 1,263,309,153     $   454,565,432
U.S. government securities                         -0-                 -0-

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                      $ 1,226,169,875
                                                          ---------------
Gross unrealized appreciation                             $   170,685,946
Gross unrealized depreciation                                 (34,672,732)
                                                          ---------------
Net unrealized appreciation                               $   136,013,214
                                                          ===============


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 23

Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as net unrealized appreciation or depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


NOTE E
Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                               Shares                         Amount
                   ----------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended     Year Ended
                   June 30, 2006  June 30, 2005   June 30, 2006  June 30, 2005
                   -------------  -------------   -------------  -------------
Class A
Shares sold           41,022,603      8,262,250   $ 682,746,447  $ 108,515,211
------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions         336,352         44,174       5,099,103        553,504
------------------------------------------------------------------------------
Shares converted
   from Class B          774,552        406,515      12,512,401      5,318,458
------------------------------------------------------------------------------
Shares redeemed       (8,505,422)    (4,315,554)   (139,691,136)   (54,795,535)
------------------------------------------------------------------------------
Net increase          33,628,085      4,397,385   $ 560,666,815  $  59,591,638
==============================================================================


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

                               Shares                         Amount
                   ----------------------------   ----------------------------
                      Year Ended     Year Ended      Year Ended     Year Ended
                   June 30, 2006  June 30, 2005   June 30, 2006  June 30, 2005
                   -------------  -------------   -------------  -------------
Class B
Shares sold            3,983,935      1,594,051   $  60,999,552  $  19,216,852
------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          42,548             -0-        599,073             -0-
------------------------------------------------------------------------------
Shares converted
   to Class A           (836,468)      (438,249)    (12,512,401)    (5,318,458)
------------------------------------------------------------------------------
Shares redeemed       (1,417,974)    (1,406,590)    (21,368,013)   (16,594,744)
------------------------------------------------------------------------------
Net increase
   (decrease)          1,772,041       (250,788)  $  27,718,211  $  (2,696,350)
==============================================================================

Class C
Shares sold           12,017,169      1,202,637   $ 187,403,580  $  14,721,745
------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          24,920             -0-        351,158             -0-
------------------------------------------------------------------------------
Shares redeemed         (983,407)      (390,334)    (14,817,005)    (4,594,446)
------------------------------------------------------------------------------
Net increase          11,058,682        812,303   $ 172,937,733  $  10,127,299
==============================================================================

Advisor Class
Shares sold            6,392,453        425,903   $ 106,539,577  $   5,657,003
------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions          11,693            894         178,439         11,262
------------------------------------------------------------------------------
Shares redeemed         (673,422)       (69,852)    (11,451,047)      (872,643)
------------------------------------------------------------------------------
Net increase           5,730,724        356,945   $  95,266,969  $   4,795,622
==============================================================================

                                       March 1,                       March 1,
                      Year Ended     2005(a) to      Year Ended     2005(a) to
                   June 30, 2006  June 30, 2005   June 30, 2006  June 30, 2005
                   -------------  -------------   -------------  -------------
Class R
Shares sold              523,969            717   $   8,852,315  $      10,100
------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   dividends and
   distributions             722             -0-         10,935             -0-
------------------------------------------------------------------------------
Shares redeemed         (113,122)            -0-     (1,843,493)            -0-
------------------------------------------------------------------------------
Net increase             411,569            717   $   7,019,757  $      10,100
------------------------------------------------------------------------------

Class K
Shares sold               45,977            717   $     786,155  $      10,100
------------------------------------------------------------------------------
Shares redeemed           (1,840)            -0-        (32,363)            -0-
------------------------------------------------------------------------------
Net increase              44,137            717   $     753,792  $      10,100
==============================================================================

(a)   Commencement of distributions


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 25

                               Shares                         Amount
                   ----------------------------   ----------------------------
                                       March 1,                       March 1,
                      Year Ended     2005(a) to      Year Ended     2005(a) to
                   June 30, 2006  June 30, 2005   June 30, 2006  June 30, 2005
                   -------------  -------------   -------------  -------------
Class I
Shares sold              148,208            710   $   2,624,442  $      10,000
------------------------------------------------------------------------------
Shares redeemed           (1,806)            -0-        (31,994)            -0-
------------------------------------------------------------------------------
Net increase             146,402            710   $   2,592,448  $      10,000
==============================================================================

(a)   Commencement of distributions


NOTE F
Risks Involved inInvesting in the Fund

Concentration of Risk-Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

The Fund's investments include securities issued by enterprises that are undergoing, or that have undergone, privatization. Privatization is a process through which the ownership and control of companies or assets in whole or in part are transferred from the public sector to the private sector. Through privatization a government or state divests or transfers all or a portion of its interest in a state enterprise to some form of private ownership. The Fund is susceptible to economic factors adversely affecting the economics of these countries. In certain jurisdictions, the ability of foreign entities, such as the Fund, to participate in privatizations may be limited by local law, or the price or terms on which the Fund may be able to participate may be less advatageous than for local investors. There can be no assurance that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized. Furthermore, large blocks of the stock of certain of these enterprises may be held by a small group of stockholders, after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise. In addition, these securities created through privatization may be less liquid and subject to greater volatility than securities of more developed countries.

Indemnification Risk-In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

NOTE G
Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the facility during the year ended June 30, 2006.


NOTE H
Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2006 and June 30, 2005 were as follows:

                                             June 30,           June 30,
                                               2006               2005
                                         ===============     ===============
Distributions paid from:
   Ordinary income                       $     2,956,632     $       730,733
   Long-term gain                              4,795,688                  -0-
                                         ---------------     ---------------
Total taxable distributions              $     7,752,320     $       730,733
                                         ---------------     ---------------
Total distributions paid                 $     7,752,320     $       730,733
                                         ===============     ===============

As of June 30, 2006, the components of accumulated earning/(deficit) on a tax basis were as follows:

Accumulated capital and other gains                          $    48,706,327(a)
Undistributed ordinary income                                     13,346,905
Unrealized appreciation/(depreciation)                           135,829,363(b)
                                                             ---------------
Total accumulated earnings/(deficit)                         $   197,882,595
                                                             ===============

(a) On June 30, 2006, the Fund utilized a net capital loss carryforward of $3,737,351.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and to Passive Foreign Investment Company ("PFIC") mark-to-market gain recognition.

During the current fiscal year, permanent differences, primarily due to foreign currency transactions, dispositions of PFIC securities and India tax reclassification and prior period foreign tax credit payable write off resulted in a net decrease in undistributed net investment income, a net increase in accumulated net realized gain on investment and foreign currency transactions and a decrease in additional paid-in capital. This reclassification had no effect on net assets.


NOTE I
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG")


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 27 have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 29 into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. On May 4, 2006, respondents appealed the court's determination.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 31

NOTE J
Change of Independent Registered Public Accounting Firm

On June 14, 2006, KPMG LLP ("KPMG") was selected as the Fund's independent registered public accounting firm for the 2006 fiscal year. A majority of the Fund's Board of Directors, including a majority of the Independent Directors, approved the appointment of KPMG LLP. The predecessor independent registered public accounting firm's reports on the Fund's financial statements for the year ended June 30, 2005 and the year ended June 30, 2004 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During such fiscal periods there were no disagreements between the Fund and the predecessor independent registered public accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which such disagreements, if not resolved to the satisfaction of the predecessor independent registered public accounting firm, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the financial statements for such periods.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                Class A
                                  ---------------------------------------------------------------------
                                                          Year Ended June 30,
                                  ---------------------------------------------------------------------
                                      2006          2005          2004            2003          2002
                                  ---------------------------------------------------------------------
Net asset value,
   beginning of period                $ 13.72       $ 11.15       $  8.38         $  8.19       $  8.76
                                  ---------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a)           .20           .15(b)        .05(b)(c)       .02          (.03)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                          3.22          2.46          2.76             .17          (.54)
                                  ---------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations           3.42          2.61          2.81             .19          (.57)
                                  ---------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income                     (.09)         (.04)         (.04)             -0-           -0-
Distributions from net realized
   gains on investment and
   foreign currency
   transactions                          (.12)           -0-           -0-             -0-           -0-
                                  ---------------------------------------------------------------------
Total dividends and
   distributions                         (.21)         (.04)         (.04)             -0-           -0-
                                  ---------------------------------------------------------------------
Net asset value, end of period        $ 16.93       $ 13.72       $ 11.15         $  8.38       $  8.19
                                  =====================================================================
Total Return
Total investment return based
   on net asset value(d)                25.11%        23.44%        33.57%           2.32%        (6.51)%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                   $952,036      $310,073      $202,899        $163,406      $183,160
Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursement               1.43%(e)      1.57%         1.89%           2.29%         2.10%
   Expenses, before
     waivers/reimbursement               1.43%(e)      1.61%         2.04%           2.29%         2.10%
   Net investment income (loss)          1.26%(e)      1.17%(b)       .49%(b)(c)      .23%         (.40)%
Portfolio turnover rate                    59%           47%           50%             29%           43%

See footnote summary on page 39.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 33

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Class B
                                 -----------------------------------------------------------------------
                                                         Year Ended June 30,
                                 -----------------------------------------------------------------------
                                     2006          2005          2004              2003          2002
                                 -----------------------------------------------------------------------
Net asset value,
   beginning of period               $ 12.72       $ 10.38       $  7.84           $  7.72       $  8.32
                                 -----------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a)          .05           .04(b)       (.03)(b)(c)      (.04)          (.09)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                         3.01          2.30          2.57              .16           (.51)
                                 -----------------------------------------------------------------------
Net increase (decrease) in net
asset value from operations             3.06          2.34          2.54              .12           (.60)
                                 -----------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income                               (.01)           -0-           -0-              -0-            -0-
Distributions from net realized
   gains on investment and
   foreign currency
   transactions                         (.12)           -0-           -0-              -0-            -0-
                                 -----------------------------------------------------------------------
Total dividends and
   distributions                        (.13)           -0-           -0-              -0-            -0-
                                 -----------------------------------------------------------------------
Net asset value, end of period       $ 15.65       $ 12.72       $ 10.38          $  7.84        $  7.72
                                 =======================================================================
Total Return
Total investment return based
   on net asset value(d)               24.18%        22.54%        32.40%            1.55%         (7.21)%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                  $109,706       $66,613       $56,959          $48,183        $65,724
Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursement              2.18%(e)      2.33%         2.67%            3.08%          2.89%
   Expenses, before
     waivers/reimbursement              2.18%(e)      2.37%         2.82%            3.08%          2.89%
   Net investment income (loss)          .33%(e)       .33%(b)      (.30)%(b)(c)     (.61)%        (1.19)%
Portfolio turnover rate                   59%           47%           50%              29%            43%

See footnote summary on page 39.


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                               Class C
                                 -----------------------------------------------------------------------
                                                         Year Ended June 30,
                                 -----------------------------------------------------------------------
                                     2006          2005          2004              2003          2002
                                 -----------------------------------------------------------------------
Net asset value,
beginning of period                  $ 12.72       $ 10.38       $  7.84           $  7.72       $  8.32
                                 -----------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a)          .13           .06(b)       (.02)(b)(c)       (.04)         (.09)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                         2.95          2.28          2.56               .16          (.51)
                                 -----------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations          3.08          2.34          2.54               .12          (.60)
                                 -----------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net investment
   income                               (.01)           -0-           -0-               -0-           -0-
Distributions from net realized
   gains on investment
   and foreign currency
   transactions                         (.12)           -0-           -0-               -0-           -0-
                                 -----------------------------------------------------------------------
Total dividends and
   distributions                        (.13)           -0-           -0-               -0-           -0-
                                 -----------------------------------------------------------------------
Net asset value, end of period       $ 15.67       $ 12.72       $ 10.38           $  7.84       $  7.72
                                 =======================================================================
Total Return
Total investment return based
   on net asset value(d)               24.34%        22.54%        32.40%             1.55%        (7.21)%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                  $210,147       $29,957       $16,005           $12,092       $15,541
Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursement              2.13%(e)      2.29%         2.65%             3.06%         2.85%
   Expenses, before
     waivers/reimbursement              2.13%(e)      2.33%         2.80%             3.06%         2.85%
   Net investment income (loss)          .85%(e)       .55%(b)      (.26)%(b)(c)      (.57)%       (1.18)%
Portfolio turnover rate                   59%           47%           50%               29%           43%

See footnote summary on page 39.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 35

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                            Advisor Class
                                 ---------------------------------------------------------------------
                                                         Year Ended June 30,
                                 ---------------------------------------------------------------------
                                     2006          2005          2004            2003          2002
                                 ---------------------------------------------------------------------
Net asset value,
   beginning of period               $ 13.82       $ 11.22       $  8.44         $  8.21       $  8.76
                                 ---------------------------------------------------------------------
Income From Investment
   Operations
Net investment income (loss)(a)          .29           .22(b)        .13(b)(c)       .06          (.01)
Net realized and unrealized
   gain (loss) on investment
   and foreign currency
   transactions                         3.21          2.45          2.72             .17          (.54)
                                 ---------------------------------------------------------------------
Net increase (decrease) in net
   asset value from operations          3.50          2.67          2.85             .23          (.55)
                                 ---------------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income                    (.12)         (.07)         (.07)             -0-           -0-
Distributions from net realized
   gains on investment and
   foreign currency
   transactions                         (.12)           -0-           -0-             -0-           -0-
                                 ---------------------------------------------------------------------
Total dividends and
   distributions                        (.24)         (.07)         (.07)             -0-           -0-
                                 ---------------------------------------------------------------------
Net asset value, end of period       $ 17.08       $ 13.82       $ 11.22         $  8.44       $  8.21
                                 =====================================================================
Total Return
Total investment return based
   on net asset value(d)               25.57%        23.86%        33.81%           2.80%        (6.28)%

Ratios/Supplemental Data
Net assets, end of period
   (000's omitted)                  $108,237        $8,404        $2,817            $744          $808
Ratio to average net assets of:
   Expenses, net of
     waivers/reimbursement              1.13%(e)      1.25%         1.54%           1.98%         1.80%
   Expenses, before
     waivers/reimbursement              1.13%(e)      1.29%         1.69%           1.98%         1.80%
   Net investment income (loss)         1.81%(e)      1.74%(b)      1.29%(b)(c)      .74%         (.18)%
Portfolio turnover rate                   59%           47%           50%             29%           43%

See footnote summary on page 39.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class R
                                                           -------------------------------
                                                                               March 1,
                                                            Year Ended       2005(f) to
                                                              June 30,         June 30,
                                                                  2006             2005
                                                           -------------------------------
Net asset value, beginning of period                              $ 13.72          $ 14.08
                                                           -------------------------------
Income From Investment Operations
Net investment income(a)                                              .29              .12
Net realized and unrealized gain (loss) on investment and
   foreign currency investment transactions                          3.09             (.48)
                                                            ------------------------------
Net increase (decrease) in net asset value
   from operations                                                   3.38             (.36)
                                                            ------------------------------
Less: Dividends and Distributions
Dividends from net investment income                                 (.08)              -0-
Distributions from net realized gains on investment and
   foreign currency transactions                                     (.12)              -0-
                                                            ------------------------------
Total dividends and distributions                                    (.20)              -0-
                                                            ------------------------------
Net asset value, end of period                                    $ 16.90          $ 13.72
                                                            ==============================
Total Return
Total investment return based on net asset value(d)                 24.83%           (2.56)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                          $6,969              $10
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                           1.67%(e)         1.58%(g)
   Expenses, before waivers/reimbursements                           1.67%(e)         1.58%(g)
   Net investment income                                             1.76%(e)         2.59%(g)
Portfolio turnover rate                                                59%              47%

See footnote summary on page 39.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 37

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class K
                                                           -------------------------------
                                                                               March 1,
                                                            Year Ended       2005(f) to
                                                              June 30,         June 30,
                                                                  2006             2005
                                                           -------------------------------
Net asset value, beginning of period                              $ 13.73          $ 14.08
                                                           -------------------------------
Income From Investment Operations
Net investment income(a)                                              .34              .13
Net realized and unrealized gain (loss) on investment and
   foreign currency investment transactions                          3.09             (.48)
                                                           -------------------------------
Net increase (decrease) in net asset value
   from operations                                                   3.43             (.35)
                                                           -------------------------------
Less: Dividends and Distributions
Dividends from net investment income                                 (.09)              -0-
Distributions from net realized gains on investment and
   foreign currency transactions                                     (.12)              -0-
                                                           -------------------------------
Total dividends and distributions                                    (.21)              -0-
                                                           -------------------------------
Net asset value, end of period                                    $ 16.95          $ 13.73
                                                           ===============================
Total Return
Total investment return based on net asset value(d)                 25.18%           (2.49)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                            $760              $10
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                           1.41%(e)         1.32%(g)
   Expenses, before waivers/reimbursements                           1.41%(e)         1.32%(g)
   Net investment income                                             2.05%(e)         2.85%(g)
Portfolio turnover rate                                                59%              47%

See footnote summary on page 39.


--------------------------------------------------------------------------------
38 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                      Class I
                                                           -------------------------------
                                                                               March 1,
                                                            Year Ended       2005(f) to
                                                              June 30,         June 30,
                                                                  2006             2005
                                                           -------------------------------
Net asset value, beginning of period                              $ 13.74          $ 14.08
                                                           -------------------------------
Income From Investment Operations
Net investment income(a)                                              .48              .14
Net realized and unrealized gain (loss) on investment and
   foreign currency investment transactions                          3.01             (.48)
                                                           -------------------------------
Net increase (decrease) in net asset value
   from operations                                                   3.49             (.34)
                                                           -------------------------------
Less: Dividends and Distributions
Dividends from net investment income                                 (.13)              -0-
Distributions from net realized gains on investment and
   foreign currency transactions                                     (.12)              -0-
                                                           -------------------------------
Total dividends and distributions                                    (.25)              -0-
                                                           -------------------------------
Net asset value, end of period                                    $ 16.98          $ 13.74
                                                           ===============================
Total Return
Total investment return based on net asset value(d)                 25.61%           (2.41)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)                          $2,497              $10
Ratio to average net assets of:
   Expenses, net of waivers/reimbursements                           1.09%(e)         1.04%(g)
   Expenses, before waivers/reimbursements                           1.09%(e)         1.04%(g)
   Net investment income                                             2.81%(e)         3.13%(g)
Portfolio turnover rate                                                59%              47%

(a)   Based on average shares outstanding.

(b)   Net of expenses waived/reimbursed by the Adviser.

(c)   Net of expenses waived by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e) The ratio includes expenses attributable to estimated costs of proxy solicitation.

(f)   Commencement of distributions.

(g)   Annualized.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
AllianceBernstein International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein International Growth Fund, Inc. as of June 30, 2006, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended June 30, 2005 and the financial highlights for each of the years or periods in the four-year period ended June 30, 2005 were audited by other independent registered public accountants whose report thereon, dated August 19, 2005, expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein International Growth Fund, Inc. as of June 30, 2006, and the results of its operations, changes in its net assets, and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

New York, New York
August 21, 2006


--------------------------------------------------------------------------------
40 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

TAX INFORMATION (unaudited)

For the fiscal year ended June 30, 2006, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates an amount of $5,223,737 as qualified dividend income, which is taxed at a maximum rate of 15%.

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended June 30, 2006 is $2,411,753. The foreign source of income for information reporting purposes is $19,490,525. For corporate shareholders, $31,582 of ordinary income distributions paid during the current fiscal year ended June 30, 2006, qualifies for corporate dividend received deduction. Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2007.


--------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 41

BOARD OF DIRECTORS

William H. Foulk, Jr.,(1) Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)


OFFICERS(2)

Philip L. Kirstein,
Senior Vice President and Independent Compliance Officer
Edward D. Baker, III, Vice President
Thomas J. Bardong, Vice President
Michael Levy, Vice President
Siobhan McManus, Vice President
Paul C. Rissman, Vice President
Christopher M. Toub, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller


Custodian

Brown Brothers Harriman & Company
40 Water Street
Boston, MA 02109-3661


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1) Member of the Audit Committee, the Independent Directors Committee and the Governance and Nominating Committee.

(2) The management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the International Growth Fund Management Team, comprised of senior members of the Global Emerging Growth Investment Team and the International Large Cap Growth Investment Team.


--------------------------------------------------------------------------------
42 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR

Marc O. Mayer, **                  Executive Vice President of                             111                SCB Partners, Inc.
1345 Avenue of the                 AllianceBernstein L.P. (the                                                and SCB, Inc.
Americas                           "Adviser") since 2001 and
New York, NY 10105                 Executive Managing Director of
10/2/57                            AllianceBernstein Investments,
(2003)                             Inc.("ABI") since 2003; prior
                                   thereto he was head of
                                   AllianceBernstein Institutional
                                   Investments, a unit of
                                   AllianceBernstein from
                                   2001-2003. Prior thereto, Chief
                                   Executive Officer of Sanford C.
                                   Bernstein & Co., LLC (institutional
                                   research and brokerage arm of
                                   Bernstein & Co. LLC ("SCB & Co."))
                                   and its predecessor since prior
                                   to 2001.

DISINTERESTED DIRECTORS

William H. Foulk, Jr.,#            Investment adviser and                                  113                None
P.O. Box 5060                      independent consultant.
Greenwich, CT                      Formerly Senior Manager of
06831-0505                         Barrett Associates, Inc., a
9/7/32                             registered investment adviser,
(1994)                             with which he had been asso-
(Chairman of the Board)            ciated since prior to 2001. Formerly
                                   Deputy Comptroller and Chief
                                   Investment Officer of the State of
                                   New York and, prior thereto, Chief
                                   Investment Officer of the New York
                                   Bank for Savings.

Ruth Block,#+                      Formerly: Executive Vice                                100                None
500 S.E. Mizner Blvd.,             President and the Chief
Boca Raton, FL 33432               Insurance Officer of The
11/7/30                            Equitable Life Assurance
(1994)                             Society of the United States;
                                   Chairman and Chief Executive
                                   Officer of Evlico (insurance); a
                                   Director of Avon, Tandem
                                   Financial Group, Donaldson,
                                   Lufkin & Jenrette Securities
                                   Corporation, Ecolab Incorporated
                                   (specialty chemicals) and BP
                                   (oil and gas); Governor at Large,
                                   National Association
                                   of Securities Dealers, Inc.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 43


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

David H. Dievler,#                 Independent consultant. Until                           112                None
P.O. Box 167                       December 1994, Senior
Spring Lake,                       Vice President of Alliance Capital
New Jersey 07762                   Management Corporation
10/23/29                           ("ACMC") responsible for mutual
(1994)                             fund administration. Prior to joining
                                   ACMC in 1984, Chief Financial
                                   Officer of Eberstadt Asset
                                   Management since  1968.
                                   Prior to that, Senior Manager at
                                   Price Waterhouse & Co. Member
                                   of American Institute of Certified
                                   Public Accountants since 1953.

John H. Dobkin,#                   Consultant. Formerly President                          111                None
P.O. Box 12                        of Save Venice, Inc.
Annandale,                         (preservation organization) from
New York 12504                     2001-2002. Formerly a Senior
2/19/42                            Advisor from June 1999-June
(1994)                             2000 and President from December
                                   1989-May 1999 of Historic
                                   Hudson Valley (historic
                                   preservation). Previously, Director
                                   of the National Academy of
                                   Design. During 1988-92, Director
                                   and Chairman of the Audit
                                   Committee of ACMC.

Michael J. Downey,#                Consultant since 2004. Formerly                         111                Asia Pacific Fund,
c/o AllianceBernstein L.P.         managing partner of Lexington                                              Inc. and The
Attn: Philip L. Kirstein           Capital, LLC (investment advisory                                          Merger Fund
1345 Avenue of the                 firm) from December 1997 until
Americas                           December 2003. Prior thereto,
New York, NY 10105                 Chairman and CEO of Prudential
1/26/44                            Mutual Fund Management
(2005)                             (1987-1993).

D. James Guzy #                    Chairman of the Board of PLX                            111                Intel Corporation,
P.O. Box 128                       Technology (semi-conductors)                                               Cirrus Logic
Glenbrook, NV 89413                and of SRC Computers Inc., with                                            Corporation,
3/7/36                             which he has been associated                                               Novellis
(2005)                             since prior to 2001. He is also                                            Corporation,
                                   President of the Arbor Company                                             Micro Component
                                   (private family investments).                                              Technology,
                                                                                                              the Davis
                                                                                                              Selected Advisors
                                                                                                              Group of Mutual
                                                                                                              Funds, and
                                                                                                              LogicVision


-------------------------------------------------------------------------------
44 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


                                                                                           PORTFOLIOS
                                                                                           IN FUND            OTHER
NAME, ADDRESS,                     PRINCIPAL                                               COMPLEX            DIRECTORSHIPS
DATE OF BIRTH                      OCCUPATION(S)                                           OVERSEEN BY        HELD BY
(YEAR ELECTED*)                    DURING PAST 5 YEARS                                     DIRECTOR           DIRECTOR
--------------------------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Nancy P. Jacklin #                 Formerly US Executive Director of                       111                None
4046 Chancery                      the International Monetary Fund
Court NW,                          (December 2002-May 2006);
Washington, DC 20007               Partner, Clifford Chance (1992-2002);
5/22/48                            Senior Counsel, International
(2006)                             Banking and Finance, and
                                   Associate General Counsel,
                                   Citicorp(1985-1992); Assistant
                                   General Counsel (International),
                                   Federal Reserve Board of
                                   Governors (1982-1985); and
                                   Attorney Advisor, US Department
                                   of the Treasury (1973-1982).
                                   Member of the Bar of the District
                                   of Columbia and of New York;
                                   member of the Council on Foreign
                                   Relations.

Marshall C. Turner, Jr. #          Principal of Turner Venture                             111                Toppan
220 Montgomery Street              Associates (venture capital and                                            Photomasks, Inc.,
Penthouse 10                       consulting) since prior to 2001.                                           the George
San Francisco,                     He is Chairman and CEO,                                                    Lucas
CA 94104                           DuPont Photomasks, Inc.,                                                   Educational
10/10/41                           Austin Texas, 2003 - 2005, and                                             Foundation, and
(2005)                             President and CEO since                                                    Chairman of
                                   company acquired, and name                                                 the Board of the
                                   changed to Toppan                                                          Smithsonian's
                                   Photomasks, Inc. in 2005 (semi-                                            National
                                   conductor manufacturing                                                    Museum
                                   services).                                                                 of Natural
                                                                                                              History

*    There is no stated term of office for the Fund's Directors.

**   Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as Executive Vice President of the Adviser.

#    Member of the Audit Committee, the Independent Directors Committee and the
Governance and Nominating Committee.

+    Ms. Block was an "interested person", as defined in the 1940 Act, until
October 21, 2004 by reason of her ownership of equity securities of a controlling person of Alliance. Such securities were sold for approximately $2,400 on October 21, 2004. Ms. Block received shares of The Equitable
Companies Incorporated as part of the demutualization of the Equitable Life Assurance Society of the United States. Her Equitable shares were subsequently converted through a corporate action into 116 American Depositary Shares of AXA.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 45


Officer Information

Certain information concerning the Fund's Officers is listed below.


NAME, ADDRESS*                POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Marc O. Mayer, 10/2/57        President                     See biography above.

Philip L. Kirstein,           Senior Vice President         Senior Vice President and Independent
5/29/45                       and Independent               Compliance Officer of the Alliance-
                              Compliance Officer            Bernstein Funds, with which he has
                                                            been associated since October 2004.
                                                            Prior thereto, he was Of Counsel to
                                                            Kirkpatrick & Lockhart, LLP from
                                                            October 2003 to October 2004, and
                                                            General Counsel of Merrill Lynch
                                                            Investment Managers, L.P. since prior
                                                            to 2001 until March 2003.

Edward D. Baker III,          Vice President                Senior Vice President and Chief
2/4/51                                                      Investment Officer-Emerging Markets
                                                            of the Adviser**, with which he has
                                                            been associated since prior to 2001.

Thomas J. Bardong,            Vice President                Senior Vice President of the Adviser**,
4/28/45                                                     with which he has been associated
                                                            since prior to 2001.

Michael Levy,                 Vice President                Senior Vice President of Alliance-
3/27/70                                                     Bernstein Limited ("Limited")**, with
                                                            which he has been associated since
                                                            prior to 2001.

Siobhan McManus               Vice President                Senior Vice President of the Adviser**,
4/20/62                                                     with which she has been associated
                                                            since prior to 2001.

Paul C. Rissman               Vice President                Executive Vice President of the
11/10/56                                                    Adviser**, with which he has been
                                                            associated since prior to 2001.

Christopher M. Toub           Vice President                Executive Vice President of the
6/15/59                                                     Adviser**, with which he has been
                                                            associated since prior to 2001.

Emilie D. Wrapp,              Secretary                     Senior Vice President, Assistant
11/13/55                                                    General Counsel and Assistant
                                                            Secretary of ABI**, with which she
                                                            has been associated since prior
                                                            to 2001.


-------------------------------------------------------------------------------
46 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND



NAME, ADDRESS*                POSITION(S)                   PRINCIPAL OCCUPATION
AND DATE OF BIRTH             HELD WITH FUND                DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
Joseph J. Mantineo            Treasurer and                 Senior Vice President of Alliance-
3/28/59                       Chief Financial               Bernstein Investor Services, Inc.
                              Officer                       ("ABIS")**, with which he has been
                                                            associated since prior to 2001.

Vincent S. Noto,              Controller                    Vice President of ABIS**, with which
12/14/64                                                    he has been associated since prior to
                                                            2001.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and Limited are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 47

Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on June 14, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) in the Fund's Advisory Agreement wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to two indices;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;


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48 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


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     4.     the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits which the Adviser and its affiliates receive from their relationships with the Fund;

     11. The Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

     12. The Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement.

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.    the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.


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ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 49

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.
The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the


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50 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Fund complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology. The directors noted that the updated methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2006 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrange-


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ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 51
ments are consistent with applicable legal requirements including the achievement of best execution.

The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with certain of such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 6 to 4 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 51 to 15 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended December 31, 2005 over the 1-, 3-, 5- and 10-year periods. The directors also reviewed information prepared by the Adviser showing performance of the Class A Shares of the Fund as compared to the Morgan Stanley Capital International All Country World (ex-US) Index (Net) (the "MSCI All Country Index") and the Morgan Stanley Capital International World (ex-US) Index (Net) (the "MSCI World Index") for periods ended December 31, 2005 over the 1-, 3-, 5- and 10-year and since inception periods (June 1994 inception). The directors noted that in the Performance Group comparison the Fund was in the 1st quintile in the 1-, 3- and 5-year periods and 1 out of 4 in the 10-year period, and in the Performance Universe comparison the Fund was in the 1st quintile in all periods reviewed. The com-


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52 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
parative information showed that the Fund outperformed the MSCI All Country Index in the 1-, 3- and 5-year periods (no comparative information for the MSCI All Country Index was available for the 10-year and since inception periods), and outperformed the MSCI World Index in all periods reviewed. Based on their review, the directors concluded that the Fund's relative performance over time was highly satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., equity securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the subject Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund poten-


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ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 53
tially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was significantly lower than the Expense Group median. The directors noted that the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement was 2 basis points. The directors also noted that the Fund's total expense ratio, which had been capped by the Adviser (although the expense ratio was currently slightly lower than the cap) was somewhat lower than the Expense Group median and slightly lower than the Expense Universe median. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with a substantially similar investment style as the Fund for the same fee rate as the Fund. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


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54 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


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ALLIANCEBERNSTEIN FAMILY OF FUNDS


------------------------------------------------
Wealth Strategies Funds
------------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

------------------------------------------------
Blended Style Funds
------------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

------------------------------------------------
Growth Funds
------------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund*

------------------------------------------------
Value Funds
------------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

------------------------------------------------
Taxable Bond Funds
------------------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

------------------------------------------------
Municipal Bond Funds
------------------------------------------------
National                      Michigan
Insured National              Minnesota
Arizona                       New Jersey
California                    New York
Insured California            Ohio
Florida                       Pennsylvania
Massachusetts                 Virginia

------------------------------------------------
Intermediate Municipal Bond Funds
------------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

------------------------------------------------
Closed-End Funds
------------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

------------------------------------------------
Retirement Strategies Funds
------------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our website at www.alliancebernstein.com or call us at 800.227.4618 for a current prospectus. You should read the prospectus carefully before you invest.

* On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


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ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 55

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein International Growth Fund, Inc. (the "Fund"), prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG").(2) The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services;

     2. Management fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5.     Possible economies of scale as the Fund grows larger; and

     6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in


(1) It should be noted that the information in the fee summary was completed on June 2, 2006 and presented to the Board of Directors on June 14, 2006 in accordance with the Assurance of Discontinuance between the NYAG and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2)    Future references to the Fund do not include "AllianceBernstein."


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56 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


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connection with the Adviser's settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

               Net Assets         Advisory Fee
                02/28/06      Based on % of Average
Category       (million)        Daily Net Assets                  Fund
-------------------------------------------------------------------------------
International   $985.4    75 bp on 1st $2.5 billion        International Growth
                          65 bp on next $2.5 billion       Fund, Inc.
                          60 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. Indicated below is the reimbursement amount, which the Adviser received from the Fund in the Fund's most recently completed fiscal year, expressed in dollars and as a percentage of average daily net assets:

                                                             As a % of Average
Fund                                          Amount          Daily Net Assets
-------------------------------------------------------------------------------
International Growth Fund, Inc.              $83,901                0.02%

The Adviser agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund's expense ratios to the amounts set forth below for the Fund's fiscal year. The waiver is terminable by the Adviser at the end of the Fund's fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent semi-annual period; accordingly the expense limitation undertaking of the Fund was of no effect.

                           Expense Cap
                           Pursuant to              Gross
                        Expense Limitation         Expense          Fiscal
Fund                       Undertaking             Ratio(4)        Year End
-------------------------------------------------------------------------------
International Growth     Class A      1.65%          1.47%          June 30
Fund, Inc.(5)            Class B      2.35%          2.22%       (ratios as of
                         Class C      2.35%          2.19%        December 31,
                         Class R      1.85%          1.65%           2005)
                         Class K      1.60%          1.46%
                         Class I      1.35%          1.13%
                         Adv. Class   1.35%          1.18%


(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.

(4)    Annualized.

(5)    The stated caps were effective on May 16, 2005.


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ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 57


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I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses is reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund. It should be noted that the Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship. However, in respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.


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58 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND


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The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a similar investment style as the Fund. The following table shows the fee schedule of such AVPS portfolio:

Fund                       AVPS Portfolio               Fee Schedule
-------------------------------------------------------------------------------
International              International          0.75% on first $2.5 billion
Growth Fund, Inc.          Growth Portfolio       0.65% on next $2.5 billion
                                                  0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fee(6) for the Luxembourg fund that has a somewhat similar investment strategy as the Fund:

Fund                                                               Fee
-------------------------------------------------------------------------------
Global Growth                                                     1.70%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ACITM mutual fund with a similar investment style as the Fund is as follows:

Fund                            ACITM Mutual Fund                         Fee
-------------------------------------------------------------------------------
International         Alliance Global Growth Opportunities                1.00%
Growth Fund, Inc.     Alliance Global Growth Opportunities H / P(7)       1.00%
                      Alliance Global Growth Opportunities P3(7)          0.85%
                      Alliance Global Growth Opportunities P2(7)          0.80%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.


(6) The "all-in" fee shown is for the class A shares of Global Growth. This includes a fee for investment advisory services and a separate fee for distribution related services.

(7)    This ACITM fund is privately placed or institutional.


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ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 59

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the Lipper group median at the approximate current asset level of the Fund.(8)

At the request of the Senior Officer, independent counsel for the Independent Directors and the Adviser, Lipper provided supplemental information (shown in bold and italicized), which compared the Fund's management fee against it's peers within an expanded Lipper Expense Group.(9) The expanded Lipper Expense Group of the Fund has peers which have a similar size, load type and 12b-1 service/non 12b-1 service fee; the difference between a "normal" and expanded Lipper Expense Group is that the peers of the expanded group, which invest in international equity securities, can either be large cap or multi-cap and have an investment style of value or core (blend).(10)

                                        Effective        Lipper
                                       Management        Group
Fund                                     Fee(11)         Median           Rank
-------------------------------------------------------------------------------
International Growth Fund, Inc.           0.750           0.976           1/6
                                          0.750           1.056           4/17


(8) The effective management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the Fund has the lowest effective fee rate in the Lipper peer group.

(9) For a "normal" Lipper Expense Group, Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(10) The Fund's Lipper investment classification/objective is International Multi-Cap Core ("IMLC'). The Fund's expanded Lipper Expense Group, including the Fund, consists of 8 funds with the investment classification/objective of IMLC, 7 funds of International Large-Cap Core ("ILCC") and 2 funds of International Multi-Cap Value ("IMLV").

(11) The effective management fee rate for the Fund does not reflect the aforementioned payments made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the effective management fee does not reflect any waivers or expense reimbursements for expense caps that effectively reduce the contractual fee rate.


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60 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

Lipper also analyzed the total expense ratio of the Fund in comparison to its Lipper Expense Group(12) and Lipper Expense Universe.(13) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objective with a similar load type as the subject Fund. The result of that analysis is set forth below. Supplemental Lipper information for the Fund is also provided (shown in bold and italicized).(14)

                         Expense      Lipper     Lipper     Lipper      Lipper
                          Ratio       Group      Group     Universe    Universe
Fund                     (%)(15)    Median (%)    Rank     Median (%)    Rank
-------------------------------------------------------------------------------
International Growth      1.571       1.676        2/6        1.640      14/40
Fund, Inc.                1.571       1.571        9/17        N/A        N/A

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, allows the Adviser's management and the Directors to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. The Adviser's profitability from providing investment advisory services to the Fund increased during calendar year 2005 relative to 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this


(12) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(13) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(14)    See footnote 10.

(15)    The total expense ratio shown is for the Fund's Class A shares.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 61 type of business opportunity as "fall-out benefits" to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2005, ABI paid approximately 0.042% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18.0 million for distribution services and educational support (revenue sharing payments). For 2006, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $17.5 million.(16)

After payments to third party intermediaries, ABI retained the following amounts for Class A front-end load sales charges from sales of the Fund's Class A shares during the Fund's most recently completed fiscal year:

Fund                                                       Amount Received
-------------------------------------------------------------------------------
International Growth Fund, Inc.                                $18,862


ABI received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year:

Fund                               12b-1 Fees Received        CDSC Received
-------------------------------------------------------------------------------
International Growth Fund, Inc.         $1,580,827               $61,083

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability


(16) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.


-------------------------------------------------------------------------------
62 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND increased in 2005 in comparison to 2004. ABIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                        ABIS Fee(17)
-------------------------------------------------------------------------------
International Growth Fund, Inc.                               $449,396

The Fund may effect brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and pay commissions for such transactions during the Fund's fiscal year. The Adviser represented that SCB's profitability from any business conducted with the Fund would be comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Adviser's clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are


(17) The fee disclosed is net of any waivers or any other expense offset arrangement with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then from the transfer agent's account to the Fund's account.


-------------------------------------------------------------------------------
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND o 63 being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $635 billion as of April 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below, which was prepared by Lipper, shows the 1, 3, 5 and 10 year performance ranking of the Fund(18) relative to its Lipper Performance Group(19) and Lipper Performance Universe(20) for the periods ended December 31, 2005:

International Growth Fund, Inc.         Group                   Universe
-------------------------------------------------------------------------------
   1 year                                1/6                      5/51
   3 year                                1/6                      1/42
   5 year                                1/5                      1/35
  10 year                                1/4                      2/15

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(21) versus its benchmarks:(22)

                                     Periods Ending December 31, 2005
                                          Annualized Performance
-------------------------------------------------------------------------------
                              1           3          5         10       Since
Fund                        Year        Year       Year       Year    Inception
-------------------------------------------------------------------------------
International Growth
  Fund, Inc.               19.83       29.02      10.52      11.32      10.45
MSCI All Country World
  ex US Index (Net)        16.62       25.69       6.27        N/A       N/A
MSCI World ex US
  Index (Net)              14.47       24.32       4.92       6.22       6.33


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: July 17, 2006


(18)    The performance rankings are for the Class A shares of the Fund.

(19)    The Lipper Performance Group is identical to the Lipper Expense Group.

(20) For the Lipper Performance Universe, Lipper included the Fund and all of the funds of the same Lipper Classification/Objective and load type, regardless of asset size.

(21)    The performance returns shown are for the Class A shares of the Fund.

(22) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


-------------------------------------------------------------------------------
64 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


IG-0151-0606


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

ITEM 2.       CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.


ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.


ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm PricewaterhouseCoopers LLP, for the Fund's 2005 fiscal year and KPMG LLP for the 2006 fiscal year, for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

                                                   Audit-Related
                                 Audit Fees            Fees          Tax Fees
-------------------------------------------------------------------------------
               2005               $56,000             $2,240         $19,850

               2006               $37,500                 $0          $7,880

(d)           Not applicable.

(e) (1)       Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent registered public accounting firm. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2)       All of the amounts for Audit Fees, Audit-Related Fees and Tax
Fees in the table under Item 4 (a) - (c) are for services pre-approved by the Fund's Audit Committee.

(f)           Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70 ("Service Affiliates"):

                                                           Total Amount of
                                                         Foregoing Column Pre-
                                                         approved by the Audit
                                   All Fees for              Committee
                               Non-Audit Services       (Portion Comprised of
                                 Provided to the          Audit Related Fees)
                             Portfolio, the Adviser     (Portion Comprised of
                             and Service Affiliates           Tax Fees)
-------------------------------------------------------------------------------
               2005                 $845,468                 [ $22,090 ]
                                                             ( $ 2,240 )
                                                             ( $19,850 )
               2006*              $6,459,363                 [  $7,880 ]
                                                             (      $0 )
                                                             (  $7,880 )

* On June 14, 2006, the Fund engaged KPMG LLP as independent accountants for fiscal year 2006.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.       SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.        PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.     CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.      EXHIBITS.

The following exhibits are attached to this Form N-CSR:


EXHIBIT NO.   DESCRIPTION OF EXHIBIT
-------------------------------------------------------------------------------
12 (a) (1)    Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)    Certification of Principal Executive Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)    Certification of Principal Financial Officer Pursuant to
              Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)        Certification of Principal Executive Officer and
              Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein International Growth Fund, Inc.

By:           /s/ Marc O. Mayer
              Marc O. Mayer
              President

Date:     August 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:           /s/ Marc O. Mayer
              Marc O. Mayer
              President

Date:    August 28, 2006

By:           /s/ Joseph J. Mantineo
              Joseph J. Mantineo
              Treasurer and Chief Financial Officer

Date:     August 28, 2006